WHEN RECORDED, RETURN TO:

SGM EXE, LLC
PO Box 19790
Reno, NV 89511

QUIT CLAIM DEED

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, **CREXENDO, INC.** ("Grantor"), does hereby quit claim to SGM EXE, LLC, a Nevada Limited Liability Company all of Grantor's right, title and interest in and to the real property located in Maricopa County, Arizona, and more particularly described as LOT 41 Hohokam Industrial Park II, according to Book 174 of Maps, Page 33, records of Maricopa County, Arizona with a street address of 1615 South 52nd Street Tempe, AZ 85281 together with all improvements, fixtures and other real property rights appurtenant thereto, if any.

DATED as of the 28th day of February, 2014.

Ron Vincent

By: Ron Vincent
Its: Chief Financial Officer

STATE OF ARIZONA)
) ss.
County of Maricopa)

The foregoing instrument was acknowledged before me this 28th day of February, 2014 by Monique Rieder, the notary of Maricopa County, and that he/she, in such capacity, being authorized so to do, signed the foregoing instrument, on behalf thereof.

Notary Public

My Commission Expires: 8/19/2016

MONIQUE RIEDER
Notary Public - State of Arizona
MARICOPA COUNTY
My Commission Expires
August 19, 2016